                                                                  EXHIBIT 23.1

                CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS


The Board of Directors
Chiron Corporation:

We consent to the use of our reports incorporated herein by reference.






San Francisco, California
December 15, 1997